UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2007

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	8K	74-1191271
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2435 N. Central Expressway, Richardson, Texas		75080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-699-4000

Xanser Corporation
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2007, Furmanite Corporation reported financial results for the three and six months ended June 30, 2007. A copy of the news release is attached as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On August 9, 2007, Furmanite Corporation issued a news release announcing its second quarter results as of June 30, 2007. A copy of the news release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

A press release issued by Furmanite Corporation on August 9, 2007 regarding financial results for the three and six months ended June 30, 2007 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

August 9, 2007	By:	Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: Senior Vice President, Treasurer and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	2nd Qtr Earnings Release